UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2008

THE PENN TRAFFIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-9930	25-0716800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 State Fair Boulevard Syracuse, New York 13221-4737
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (315) 453-7284

NOT APPLICABLE
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On April 17, 2008, The Penn Traffic Company (the “Company”) reported its results of operations for the fourth quarter and 12 months of fiscal 2008.  A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PENN TRAFFIC COMPANY
(Registrant)

Date: April 18, 2008	By:	/s/ Daniel J. Mahoney
		Name:	Daniel J. Mahoney
		Title:	SVP, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2008